90020‑P3 08/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED AUGUST 14, 2026 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”),
EACH DATED MARCH 1, 2026, OF
CLEARBRIDGE SMALL CAP FUND (THE “FUND”)

Important Notice Regarding Change in Investment Policy and Name
At a meeting held on August 12‑13, 2026, the Board of Trustees of the Fund approved certain changes to the Fund. These changes include a new name, 80% investment policy, investment strategy, and other related changes. These changes will be effective on or about November 6, 2026. In addition, effective immediately through the effective date of the changes described below, any contingent deferred sales charges applicable to fund redemptions will be waived.
In connection with the changes to the Fund, the Fund’s Prospectus and SAI, as applicable, are hereby amended and revised to reflect, and any contradictory information therein is hereby superseded by, the following, in each case effective on or about November 6, 2026.

1.	Name Change
The name of the Fund will be changed to ClearBridge Smaller Companies Fund.

2.	Principal investment strategy

a.	The following text replaces in its entirety the “Principal investment strategies” section in the Fund’s Prospectus:
Under normal circumstances, the fund invests at least 80% of its net assets plus borrowings for investment purposes, if any,

in common stocks and other equity securities of smaller capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics. Smaller capitalization companies are those companies whose market capitalizations fall within a market cap range of $500 million to the highest month‑end capitalization value of any stock in the Russell 2500 Growth Index (the “Index”) for the previous 12 months. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of smaller capitalization companies for the purposes of the fund’s 80% investment policy. The size of companies in the Index changes with market conditions and composition of the Index. As of June 30, 2026, the highest market capitalization value of any stock in the Index was approximately $30 billion.
The Fund seeks long-term capital appreciation by investing primarily in high-quality growth companies that are market leaders or have the potential to achieve leadership positions, possess substantial opportunities for sustainable expansion, generate strong free cash flow, and demonstrate disciplined capital allocation, while employing a long-term, valuation-conscious investment approach focused on business fundamentals, cash flow generation, and opportunistic position size management to capitalize on market volatility and compound earnings growth over time.
Subject to the Fund’s 80% investment policy, the fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. The fund may invest in foreign equity securities, including securities of emerging market issuers.

b.
The third paragraph of the “More on the fund’s investment strategies, investments and risks – Important information” section in the Fund’s Prospectus is removed in its entirety and replaced by the following:

Under normal circumstances, the fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of smaller capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics. Smaller capitalization companies are those companies whose market capitalizations fall within a market cap range of $500 million to the highest month‑end capitalization value of any stock in the Russell 2500 Growth Index (the “Index”) for the previous 12 months. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of smaller capitalization companies for the purposes of the fund’s 80% investment policy. The size of companies in the Index changes with market conditions and composition of the Index. As of June 30, 2026, the highest market capitalization value of any stock in the Index was approximately $30 billion. The Fund seeks long-term capital appreciation by investing primarily in high-quality growth companies that are market leaders or have the potential to achieve leadership positions, possess substantial opportunities for sustainable expansion, generate strong free cash flow, and demonstrate disciplined capital allocation, while employing a long-term, valuation-conscious investment approach focused on business fundamentals, cash flow generation, and opportunistic position size management to capitalize on market volatility and compound earnings growth over time. Subject to the Fund’s 80% investment policy, the fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. The fund may invest in foreign equity securities, including securities of emerging market issuers.

c.
The first paragraph of the “More on the fund’s investment strategies, investments and risks – Selection Process” section in the Fund’s Prospectus is removed in its entirety and replaced by the following:

The portfolio managers use a quality growth investment style that seeks to identify companies with large exploitable opportunities. The research process consists of conducting fundamental analysis to gauge attractiveness from an industry, financial structure, management and valuation standpoint, emphasizing strong balance sheets, high returns on capital, and free cash flow generation. Securities that exhibit attractive valuation, underappreciated growth opportunities, and durable earnings growth potential are favored in this process. Portfolio construction consists of creating a portfolio of 60 to 90 high conviction growth stocks which are diversified by end market, business model and growth profile, and focusing on innovative products and services. The portfolio undergoes a continual risk review, with attention to security level, portfolio level, and firm level risk management.

3.	Principal risks and additional risks

a.	The following disclosure is added to the sections titled “Principal risks” and “More on risks of investing in the fund” in the Fund’s Prospectus:
Growth investing risk. The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The values of growth securities tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market while the market favors value stocks.

b.	The following disclosure is added to the section titled “Principal risks” in the Fund’s Prospectus:
Industrials sector risk. The industrials sector may be adversely affected by changes in the supply of and demand for raw materials, products and services, product obsolescence, strikes or labor shortages, claims for environmental damage or product liability, trading and tariff arrangements, and general economic conditions, among other factors.

c.	The following disclosure is added to the section titled “More on risks of investing in the fund” in the Fund’s Prospectus:
Information technology sector risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments (including the development of artificial intelligence and machine learning), frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.

d.
The risks titled “Financial services sector risk,” “Value investing risk” and “Special risks of companies undergoing reorganization, restructuring or a spin‑off” are deleted in their entirety from the sections titled “Principal risks” and “More on risks of investing in the fund,” as applicable, in the Fund’s Prospectus.

4.	Performance benchmark
To align with the changes to the Fund’s principal investment strategies, the Fund will compare its performance to the Russell 2500 Growth Index rather than to the Russell 2000 Index as the Fund’s benchmark.

5.	Portfolio managers

a.	The following replaces the table in the section of the Fund’s Prospectus titled “Management – Portfolio managers”:

Portfolio manager	Title	Portfolio manager of the fund since
Brian M. Angerame	Managing Director and Portfolio Manager of ClearBridge	November 2026
Aram E. Green	Managing Director and Portfolio Manager of ClearBridge	November 2026

Portfolio manager	Title	Portfolio manager of the fund since
Matthew Lilling, CFA	Director and Portfolio Manager of ClearBridge	November 2026
Jeffrey Bailin, CFA	Managing Director and Portfolio Manager of ClearBridge	June 2026

b.	The following replaces the table in the section of the Fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Brian M. Angerame	Mr. Angerame is a Managing Director and Portfolio Manager of ClearBridge and has 32 years of industry experience. Mr. Angerame joined a predecessor to the subadviser in 2000. Mr. Angerame was formerly an equity research analyst at ClearBridge responsible for the consumer discretionary, consumer staples and industrials sectors.	November 2026
Aram E. Green	Mr. Green is a Managing Director and Portfolio Manager of ClearBridge and has 25 years of industry experience. He was formerly an equity analyst at Hygrove Partners LLC. Mr. Green joined the subadviser in 2006.	November 2026
Matthew Lilling, CFA	Mr. Lilling is a Director and Portfolio Manager of ClearBridge and has 20 years of industry experience. He joined ClearBridge in 2010.	November 2026
Jeffrey Bailin, CFA	Mr. Bailin is a Managing Director and Portfolio Manager of ClearBridge with 16 years of industry experience. Mr. Bailin joined ClearBridge in 2015. Prior to ClearBridge, he worked as Vice President and Lead Analyst, Equity Research for Health Care Distribution and Technology at Credit Suisse.	June 2026

6.	Related SAI Disclosure Changes

a.	The disclosure under the heading “Investment Policies-Investment Objective and Strategies-Small Cap Fund” in the Fund’s SAI is amended as follows:

i.	The second bullet point is deleted in its entirety and replaced by the following:
Under normal circumstances, the fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of smaller capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics. Smaller capitalization companies are those companies whose market capitalizations fall within a market cap range of $500 million to the highest month‑end capitalization value of any stock in the Russell 2500 Growth Index (the “Index”) for the previous 12 months. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of smaller capitalization companies for the purposes of the fund’s 80% investment policy. The Fund may not change its 80% investment policy without providing shareholders at least 60 days’ prior notice.

ii.	The fourth bullet point is deleted in its entirety.

b.	The table in the section titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” with respect to the Fund is deleted in its entirety and replaced with the following:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (Billions) ($)
Brian Angerame*	Registered Investment Companies	4	6.20	1	4.05
	Other Pooled Investment Vehicles	1	0.01	None	None
	Other Accounts	3,461	0.67	None	None

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (Billions) ($)

Aram Green*	Registered Investment Companies	8	14.85	1	4.05
	Other Pooled Investment Vehicles	2	0.57	None	None
	Other Accounts	33,772	16.83	None	None

Matthew Lilling*	Registered Investment Companies	4	6.20	1	4.05
	Other Pooled Investment Vehicles	1	0.01	None	None
	Other Accounts	3,461	0.67	None	None

Jeffrey Bailin*	Registered Investment Companies	4	6.88	1	4.05
	Other Pooled Investment Vehicles	2	0.57	None	None
	Other Accounts	2,079	0.77	None	None

*	The information is as of June 30, 2026.

c.	The table in the section titled “Portfolio Managers – Portfolio Managers Securities Ownership” with respect to the Fund is deleted in its entirety and replaced with the following:

Portfolio Managers	Dollar Range of Ownership of Securities ($)
Brian Angerame*	None
Aram Green*	None
Matthew Lilling*	None
Jeffrey Bailin*	None

*	The information is as of June 30, 2026.
Please retain this supplement for future reference.